NUVEEN ARIZONA MUNICIPAL BOND FUND

NUVEEN COLORADO MUNICIPAL BOND FUND

NUVEEN FLORIDA PREFERENCE MUNICIPAL BOND FUND

NUVEEN MARYLAND MUNICIPAL BOND FUND

NUVEEN NEW MEXICO MUNICIPAL BOND FUND

NUVEEN PENNSYLVANIA MUNICIPAL BOND FUND

NUVEEN VIRGINIA MUNICIPAL BOND FUND

SUPPLEMENT DATED APRIL 11, 2011

TO THE PROSPECTUS DATED SEPTEMBER 30, 2010,

AS PREVIOUSLY SUPPLEMENTED JANUARY 18, 2011

AND WITH RESPECT TO THE FLORIDA PREFERENCE FUND ON MARCH 21, 2011

1.	In the section “How You Can Buy and Sell Shares—What Share Classes We Offer—Class I Shares,” the following paragraph is added after the second paragraph.

Class I shares are also available for purchase by family offices and their clients. A family office is a company that provides certain financial and other services to a high net worth family or families. The minimum initial investment for family offices and their clients is $100,000, but this minimum will be lowered to $250 for clients of family offices that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of family offices anticipated to reach this Class I share holdings level.

2.	On April 30, 2011, the name of the funds’ distributor will change from Nuveen Investments, LLC to Nuveen Securities, LLC.

3.	The section entitled “General Information—Net Asset Value” is hereby replaced in its entirety with the following:

The price you pay for your shares is based on the fund’s net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for each class of the fund by taking the value of the class’ total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the fund’s Board of Trustees or its designee.

In determining net asset value, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations, all as approved by the Board of Trustees. Independent pricing services typically value non-equity portfolio instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows, and transactions for comparable instruments. In pricing certain securities, particularly less liquid and lower quality securities, the pricing services may consider information about a security, its issuer, or market activity provided by the fund’s investment adviser or sub-adviser.

If a price cannot be obtained from a pricing service or other pre-approved source, or if Nuveen Fund Advisors deems such price to be unreliable, a portfolio instrument may be valued by the fund at its fair value as determined in good faith by the Board of Trustees or its designee. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer-specific news. The fund may rely on an independent fair valuation service in making any such fair value determinations.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-MS1-0411P

NUVEEN MUTUAL FUNDS

SUPPLEMENT DATED APRIL 11, 2011

Nuveen Municipal Trust

Statement of Additional Information dated

    August 31, 2010, as supplemented

    January 21, 2011 and February 7, 2011

Nuveen Multistate Trust I

Statement of Additional Information dated

    September 30, 2010, as supplemented

    January 18, 2011 and February 7, 2011

Nuveen Multistate Trust II

Statement of Additional Information dated

    June 30, 2010, as supplemented January

    18, 2011 and February 7, 2011

Nuveen Multistate Trust III

Statement of Additional Information dated

    September 30, 2010, as supplemented

    January 18, 2011 and February 7, 2011

Nuveen Multistate Trust IV

Statement of Additional Information dated

    September 30, 2010, as supplemented

    January 18, 2011 and February 7, 2011

The section entitled “Net Asset Value” is hereby replaced in its entirety with the following:

Each Fund’s net asset value is determined as set forth in its Prospectus under “General Information—Net Asset Value.”

PLEASE KEEP THIS WITH YOUR FUND’S

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

MGN-NALLS-0411P